UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Titan Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TITAN PHARMACEUTICALS, INC.
400 Oyster Point Boulevard, Suite 505
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 29, 2023

To the Stockholders of Titan Pharmaceuticals, Inc.:

The annual meeting of stockholders (the “Annual Meeting”) of Titan Pharmaceuticals, Inc. (the “Company,” “Titan,” “we,” “our,” or “us”) will be held at the offices of Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019, on Thursday, June 29, 2023 at 9:00 a.m. (EST) for the following purposes:

●	to elect a board of seven (7) directors;

●	to approve the amendment and restatement of our 2015 Omnibus Equity Incentive Plan (the “2015 Plan”) to (i) increase the total number of shares authorized for issuance thereunder from 1,000,000 to 2,500,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 150,000 to 200,000 (the “Amended and Restated Plan”);

●	to consider a non-binding advisory vote on executive compensation;

●	to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

●	to consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on May 1, 2023 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please mark, sign, date and return your proxy as promptly as possible in the enclosed postage-prepaid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail). If you attend the Annual Meeting you may vote in person, even if you returned a proxy.

Please note, if your shares are held in street name, your broker, trust, bank or other nominee holder cannot vote your shares on the election of directors or approval of the Amended and Restated Plan unless you instruct the nominee holder how to vote by marking your form of proxy and returning it as instructed.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 29, 2023, AT 9:00 A.M., EASTERN TIME.

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission (the “SEC”), the Notice of Annual Stockholder Meeting, our Proxy Statement, a form of the proxy card and our Annual Reports on Form 10-K for the years ended December 31, 2022 and December 31, 2021 (the “Annual Reports”) are available online at https://ir.titanpharm.com/.

On or about May 19, 2023, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about May 19, 2023, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign and return the proxy as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the Proxy Statement. Your shares of the Company’s common stock will be voted in accordance with the instructions you give in your proxy. You will find more instructions on how to vote in the Proxy Statement and the Notice of Internet Availability.

You may submit a proxy for your shares by mail, fax, email or via the internet no later than 5:00 p.m., Eastern time, on June 28, 2022 (as directed on the proxy card). If you choose to submit your proxy card by mail, the Company has enclosed an envelope for your use, which is prepaid if mailed in the United States. If you attend the Annual Meeting and your shares are registered in your name, you may also vote in person at the Annual Meeting until voting is closed. If your shares are held through a bank, broker or other nominee, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy in your name from your broker, bank or other nominee.

Accompanying this Notice of Annual Meeting to the Company’s stockholders are (a) the Proxy Statement, and (b) a form of proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary).

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

The enclosed materials require the Company’s stockholders to make important decisions with respect to the Company. Please read carefully the accompanying Proxy Statement, as these documents contain detailed information relating to, among other things, the dissolution of the Company. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED ANY OF THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING, PASSED UPON THE MERITS OR FAIRNESS OF SUCH MATTERS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you have any questions, or need assistance in voting your shares, please contact our transfer agent, which is assisting us in the solicitation of proxies:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Tumulty

By Order of the Board of Directors,

David E. Lazar
Chief Executive Officer

May 18, 2023

TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard, Suite 505

South San Francisco, California 94080

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement (“Proxy Statement”) to the holders of our common stock in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the offices of Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019, on Thursday, June 29, 2023 at 9:00 a.m. (EST), and any adjournment thereof. We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. We are furnishing proxy materials, which include this Proxy Statement, to our stockholders over the internet, and providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail. We mailed the Notice of Internet Availability on or about May 19, 2023 to our stockholders of record and beneficial owners as of May 1, 2023.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC (the “2022 10-K”) and our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC are accessible free of charge on our website at https://ir.titanpharm.com/all-sec-filings. The 2022 10-K contains audited financial statements covering our fiscal years ended December 31, 2022 and 2021. You can request a copy of the 2022 10-K free of charge by calling 1-650-989-2268 or sending an e-mail to bcrowley@titanpharm.com. Please include your contact information with the request.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our common stock at the close of business on the record date, May 1, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 15,016,295 shares of our common stock outstanding. Stockholders are entitled to one vote for each share of common stock held on the Record Date.

Quorum

Consistent with Delaware law and our bylaws, the presence, in person or by proxy, of at least thirty-four percent (34%) of the shares entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting on a particular matter at the Annual Meeting. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

1)	FOR the election of the seven (7) director nominees identified therein;

2)	FOR the approval of the amendment and restatement of our Third Amended and Restated 2015 Omnibus Equity Incentive Plan (the “2015 Plan”) to (i) increase the total number of shares authorized for issuance thereunder from 1,000,000 to 2,500,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 150,000 to 200,000 (the “Amended and Restated Plan”);

3)	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

4)	FOR the ratification of the appointment of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5)	in the discretion of the proxies with respect to any other matters properly brought before the stockholders at the Annual Meeting.

Votes Required for Approval

Proposal No. 1: Election of Directors. The election of directors will be determined by a plurality of the votes cast. This means that the seven (7) nominees receiving the highest number of “FOR” votes will be elected as directors. Votes may be cast for or withheld from the directors. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect on the results of the election of directors.

Proposal No. 2: Approval of the Amended and Restated Plan. To be approved, the proposal to approve the Amended and Restated Plan to (i) increase the total number of shares authorized for issuance thereunder from 1,000,000 to 2,500,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 150,000 to 200,000 must receive an affirmative vote of the holders of a majority of the common stock having voting power present in person or represented by proxy. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Proposal No. 3: Advisory Vote on Executive Compensation. The advisory (non-binding) approval of the compensation of the Company’s named executive officers requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm. To be approved, the proposal to ratify our selection of an independent registered public accounting firm must receive an affirmative vote of the holders of a majority of the common stock having voting power present in person or represented by proxy. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Broker Non-Votes

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposal to ratify the appointment of Withum as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors or the proposal to approve the Amended and Restated Plan without your voting instructions on such proposals. Accordingly, without your voting instructions on these proposals, a broker non-vote will occur.

With respect to Proposal No. 1 (the election of directors) and Proposal No. 2 (the approval of the Amended and Restated Plan), broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. Because Proposal No. 3 (the advisory vote on executive compensation) and Proposal No. 4 (the ratification of our selection of an independent registered public accounting firm) are routine proposals on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from these proposals.

We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

Revocability of Proxies

You may revoke any proxy given in response to this solicitation by notifying the Company in writing at the above address, attention: Corporate Secretary by 5:00 p.m. (EST) on June 28, 2023, or by voting a subsequent proxy or in person at the Annual Meeting. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke a proxy. If a broker, trust, bank or other nominee holds your shares, please follow the instructions you receive from that person.

“Notice and Access” Method of Delivery

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 19, 2023, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

Copies of the Notice of Annual Meeting, Proxy Statement and the 2022 10-K, as well as other materials filed by the Company with the SEC, are available without charge to stockholders on the Company’s corporate website at www.titanpharm.com or upon written request to the Company at Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080. You can elect to receive future annual reports, proxy statements and other proxy materials electronically by marking the appropriate box on your proxy card or vote instruction form or by following the instructions provided if you submit a proxy by fax or via the internet.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate Notice of Internet Availability or separate copy of proxy materials to one or more stockholders at a shared address to which a single Notice of Internet Availability or a single copy of proxy materials was delivered. Stockholders may request a separate Notice of Internet Availability or separate copy of proxy materials by contacting our Vice President, Finance either by calling 1-650-989-2268 or by mailing a request to 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

Stockholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy materials may request to receive a single Notice of Internet Availability or a single copy of proxy materials in the future in the same manner as described above.

CORPORATE GOVERNANCE

Board Composition

Our Board is currently comprised of eleven (11) directors: Joseph A. Akers, Avraham Ben-Tzvi, Peter L. Chasey, Katherine Beebe DeVarney, Ph.D., Eric Greenberg, David E. Lazar, M. David MacFarlane, Ph.D., James R. McNab, Jr., Matthew C. McMurdo, David Natan and Marc Rubin, M.D. Dr. Rubin and Messrs. Akers, MacFarlane and McNab are not standing for re-election at the Annual Meeting, and their respective current terms of office as a director will end as of Thursday, June 29, 2023 at 9:00 a.m. (EST), irrespective of quorum or outcome of the Annual Meeting.

Independence of Directors

The following individuals meet the independence requirements and standards currently established by the NASDAQ Stock Market (“Nasdaq”): Joseph A. Akers, Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, M. David MacFarlane, Ph.D., James R. McNab, Jr., Matthew C. McMurdo and David Natan.

Board Diversity Matrix (As of May 18, 2023)

Board Size:
Total Number of Directors	11
	Female	Male	Non-Binary	Did not Disclose Gender
Gender:
Directors	1	10
Number of Directors who identify in Any of the Categories Below:
White	1	7
Two or More Races or Ethnicities		1
LGBTQ+	1
Persons with Disabilities
Did Not Disclose Demographic Background	1

Board Committees

Our Board has established the following three standing committees: audit committee; compensation committee; and nominating and governance committee.

The audit committee was formed in compliance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and currently consists of Joseph A. Akers, M. David MacFarlane, Ph.D., Matthew C. McMurdo, James R. McNab, Jr. and David Natan (chair), each of whom meets the independence requirements and standards currently established by Nasdaq and the SEC. In addition, the Board has determined that each of Joseph A. Akers and David Natan are “audit committee financial experts” and “independent” as defined under the relevant rules of the SEC and Nasdaq. The audit committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of Titan’s internal accounting, auditing and financial reporting practices. The audit committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviewing the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approving audit and non-audit services to be performed by the auditors and related fees. The audit committee met four times during the fiscal year ended December 31, 2021 and four times during the fiscal year ended December 31, 2022.

The compensation committee makes recommendations to the Board concerning salaries and incentive compensation for our officers, including our principal executive officer, and employees and administers our stock option plans. The compensation committee currently consists of Joseph A. Akers, Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, M. David MacFarlane, Ph.D., James R. McNab, Jr. and David Natan (chair), each of whom meets the independence requirements and standards currently established by Nasdaq. The compensation committee met one time during the fiscal year ended December 31, 2021 and four times during the fiscal year ended December 31, 2022.

The purpose of the nominating and governance committee is to assist the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and in monitoring the process to assess Board effectiveness. The nominating and governance committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics, and commitment to the goal of maximizing stockholder value when considering director candidates. The nominating and governance committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience, and differences in viewpoints and skills. The nominating and governance committee does not have a formal policy with respect to diversity; however, our Board and the nominating and governance committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board, the nominating and governance committee considers the entirety of each candidate’s credentials in the context of these standards The nominating and governance committee consists of Joseph A. Akers, Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, M. David MacFarlane, Ph.D., and James R. McNab, Jr. (chair), each of whom meets the independence requirements and standards currently established by Nasdaq. The nominating and governance committee met one time during the fiscal year ended December 31, 2021 and did not meet during the fiscal year ended December 31, 2022.

The charters for the audit, compensation and nominating and governance committees, which have been adopted by our Board, contain detailed descriptions of the committees’ duties and responsibilities and are available in the “About Titan” section of our website at www.titanpharm.com.

Board Leadership Structure

Our chief executive officer and chairman of the Board positions are both held by David E. Lazar. The Board believes this is currently the most appropriate and effective leadership structure given the size and activities of the Company.

Role of the Board in Risk Oversight

Our audit committee is primarily responsible for overseeing our risk management processes on behalf of the full Board. The audit committee receives reports from management at least quarterly regarding our assessment of risks. In addition, the audit committee reports regularly to the full Board, which also considers our risk profile. The audit committee and the full Board focus on the most significant risks we face and our general risk management strategies. While the Board oversees our risk management, our management team is responsible for day-to-day risk management processes. Our Board expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board leadership structure, which also emphasizes the independence of the Board in its oversight of its business and affairs, supports this approach.

Board Meetings

Our business affairs are managed under the direction of our Board, which is currently comprised of eleven (11) members. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to our management. During the fiscal year ended December 31, 2021, the Board met six times and took action by written consent one time. During the fiscal year ended December 31, 2022, the Board met 32 times and took action by written consent one time. With the exception of Dr. Rubin, who is not standing for re-election at the Annual Meeting, no director attended fewer than 75% of the meetings of the Board and Board committees of which the director was a member.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of our Board at the Annual Meeting, we encourage all of our directors to attend. All of our directors attended last year’s annual meeting, either in-person or telephonically.

Code of Ethics

We adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) in February 2013 that applies to all directors, officers and employees. The Code of Ethics was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2012 and is available on our website at www.titanpharm.com as part of that report. A copy of the Code of Ethics will also be provided to any person without charge, upon written request sent to us at our offices located at 400 Oyster Point Blvd, Suite 505, South San Francisco, California 94080.

Insider Trading and Hedging Policy

Our insider trading policy, which applies to our employees, officers, directors, scientific advisors and consultants, expressly prohibits purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit. This policy also prohibits engaging in short-term or speculative transactions with respect to our securities, including through the use of certain financial instruments or derivative transactions, trading in derivative securities related to our securities, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin and pledging our shares as collateral for a loan.

Communications with the Board

Stockholders can mail communications to the Board, c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Blvd, Suite 505, South San Francisco, California 94080, who will forward the correspondence to each addressee.

Executive Officers

David L. Lazar serves as Chief Executive Officer of the Company and Katherine Beebe DeVarney, Ph.D. serves as President and Chief Operating Officer of the Company. The full biographical information for Mr. Lazar and Dr. Beebe DeVarney is provided below under the heading “Directors Nominated for Re-Election.”

Report of the Audit Committee of the Board of Directors

At the time of the Company’s 2022 10-K filing, the audit committee was comprised of Joseph A. Akers, M. David MacFarlane, Ph.D., Matthew C. McMurdo, James R. McNab, Jr. and David Natan.

The audit committee has reviewed and discussed the audited financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the 2022 10-K for filing with the SEC.

Respectfully submitted by the audit committee,

Joseph A. Akers

M. David MacFarlane, Ph.D.

Matthew C. McMurdo

James R. McNab, Jr.

David Natan, Chair

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each current director and director nominee; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. As of the Record Date, we had 15,016,295 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned
Joseph A. Akers(3)	37,504	*
Avraham Ben-Tzvi	-	-
Peter L. Chasey	-	-
Kate Beebe DeVarney, Ph.D.(4)	206,613	1.4%
Eric Greenberg	-	-
David E. Lazar(5)	3,747,968	24.96%
M. David MacFarlane, Ph.D.(6)	36,237	*
James R. McNab, Jr.(7)	89,009	*
Matthew C. McMurdo	-	-
David Natan	-	-
Marc Rubin, M.D.(8)	225,590	1.5%
All executive officers and directors as a group (11) persons(9)	4,342,921	27.9%

*	Less than one percent.

(1)	Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.
(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(3)	Includes (i) 35,207 shares issuable upon exercise of outstanding options and (ii) 1,112 shares issuable upon exercise of outstanding warrants.
(4)	Includes 206,533 shares issuable upon exercise of outstanding options.
(5)	Includes 359,066 shares of Common Stock directly beneficially owned by Activist Investing, LLC. By virtue of his position as the sole member and Chief Executive Officer of Activist Investing, LLC, Mr. Lazar may be deemed to be the beneficial owner of these shares.
(6)	Includes (i) 35,220 shares issuable upon exercise of outstanding options and (ii) 445 shares issuable upon exercise of outstanding warrants.
(7)	Includes (i) 35,207 shares issuable upon exercise of outstanding options, (ii) 1,112 shares issuable upon exercise of outstanding warrants and (iii) 51,021 shares owned by JT Pharma. Mr. McNab is a principal of JT Pharma and has voting and dispositive power with respect to these shares.
(8)	Includes (i) 220,264 shares issuable upon exercise of outstanding options and (ii) 2,223 shares issuable upon exercise of outstanding warrants.
(9)	Includes (i) 532,431 shares issuable upon exercise of outstanding options and (ii) 4,892 shares issuable upon exercise of outstanding warrants held by our executive officers and directors listed above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is currently comprised of eleven (11) directors: Joseph A. Akers, Avraham Ben-Tzvi, Peter L. Chasey, Katherine Beebe DeVarney, Ph.D., Eric Greenberg, David E. Lazar, M. David MacFarlane, Ph.D., James R. McNab, Jr., Matthew C. McMurdo, David Natan and Marc Rubin, M.D.

At the Annual Meeting, seven (7) directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Avraham Ben-Tzvi, Katherine Beebe DeVarney, Ph.D., Peter L. Chasey, Eric Greenberg, David E. Lazar, Matthew C. McMurdo and David Natan unless the proxy contains contrary instructions. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

Dr. Rubin and Messrs. Akers, MacFarlane and McNab are not standing for re-election at the Annual Meeting, and their respective current terms of office as a director will end as of Thursday, June 29, 2023 at 9:00 a.m. (EST), irrespective of quorum or outcome of the Annual Meeting.

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws. Set forth below are the respective principal occupations or brief employment histories of our directors, including the seven nominees. There are no family relationships among any of our directors or executive officers.

Directors Nominated for Re-Election

Avraham Ben-Tzvi, Adv. (52) is the Founder of ABZ Law Office, a boutique Israeli law firm specializing in outsourced general counsel services for publicly traded as well as private companies and corporations, Investments & Securities Laws, Commercial Law & Contracts and various civil law matters, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, amongst other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in a number of business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an LL.B., magna cum laude with Honors from Sha’arei Mishpat College of Law in Hod HaSharon, Israel. Mr. Ben-Tzvi is a member of the Israel Bar Association, and is also licensed as a Notary by the Israeli Ministry of Justice. Based on Mr. Ben-Tzvi’s extensive legal experience and knowledge in the fields of civil-commercial law and corporate and securities law, and his previous public company and commercial business experience, our Board believes that Mr. Ben-Tzvi has the appropriate set of skills to serve as a member of the Board.

Katherine Beebe DeVarney, Ph.D. (62) joined Titan in February 2007 and currently serves as our President and Chief Operating Officer since October 2020. She has been a member of the Board since December 2019. During her 15 years with us, she has served in various scientific and medical research and development capacities, with primary responsibility for oversight of our product research and development, Regulatory Affairs, and Medical Affairs. Dr. Beebe DeVarney has 24 years of experience as a Neuroscientist in the pharmaceutical industry, including positions of increasing responsibility with SmithKline Beecham, GlaxoSmithKline, Merck, and Corcept Therapeutics. Prior to her pharmaceutical career, Dr. Beebe DeVarney was a hospital-based clinician and worked in academic medicine for 10 years. She received her Ph.D. in Clinical Neuropsychology from George Mason University, and completed a two-year post-doctoral fellowship at Graduate Hospital and the University of Pennsylvania. Based on Dr. Beebe DeVarney’s extensive knowledge of the medical, research, and regulatory requirements of product development programs, our Board believes that Dr. Beebe DeVarney has the appropriate set of skills to serve as a member of the Board.

Peter L. Chasey, Esq. (49) currently serves as the Owner of Chasey Law Offices, a law practice specializing in personal litigation, business litigation and commercial law, since founding the practice in 2005. Earlier in his career, Mr. Chasey served as staff counsel for one of the largest insurance companies in the world defending general claims against insured businesses and also served as a land surveyor. Mr. Chasey holds a B.S. in Political Science and Government from the University of San Diego and a J.D. from the University of San Diego School of Law. Based on Mr. Chasey’s commercial law expertise, coupled with his experience leading his own law firm, our Board believes that Mr. Chasey has the appropriate set of skills to serve as a member of the Board.

Eric Greenberg (58), has over 40 years of capital markets experience. As a trader and portfolio manager at hedge funds, his areas of expertise included the development of trading strategies, portfolio management and deal structuring. Mr. Greenberg was Co-Founder of Blink Charging Co. (NASDAQ: BLNK), a leader in the EV charging infrastructure industry. In addition, Mr. Greenberg provides investor relation and digital marketing services for companies across a variety of industries, such as life sciences, fintech, internet platforms and others. Mr. Greenberg holds a B.B.A in Finance from Baruch College and an M.B.A. in Finance from Baruch College Zicklin School of Business. Based on Mr. Greenberg’s more than 40 years’ experience in trading, developing strategies, and portfolio management and public markets experience in the microcap sector, our Board believes that Mr. Greenberg has the appropriate set of skills to serve as a member of the Board.

David E. Lazar (32) has served as the Chief Executive Officer of Custodian Ventures LLC, a company which specializes in assisting distressed public companies through custodianship, since February 2018, and Activist Investing LLC, an actively managed investment fund, since March 2018. Previously, Mr. Lazar served as Managing Partner at Zenith Partners International Inc., a boutique consulting firm, from July 2012 to April 2018. In his role as Chief Executive Officer of Custodian Ventures LLC, Mr. Lazar has successfully served as a custodian to numerous public companies across a wide range of industries, including without limitation, C2E Energy, Inc. (OTCMKTS: OOGI), China Botanic Pharmaceutical Inc. (OTCMKTS: CBPI), One 4 Art Ltd., Romulus Corp., Moveix, Inc., Arax Holdings Corp. (OTCMKTS: ARAT), ESP Resources, Inc. (OTCMKTS: ESPIQ), Adorbs, Inc., Exobox Technologies Corp. (OTCMKTS: EXBX), Petrone Worldwide, Inc. (OTCMKTS: PFWIQ), Superbox, Inc. (OTCMKTS: SBOX), Sino Green Land Corp. (OTCMKTS: SGLA), SIPP International Industries, Inc. (OTCMKTS: SIPN), Cereplast, Inc. (OTCMKTS: CERPQ), Energy 1 Corp. (OTCMKTS: EGOC), ForU Holdings, Inc. (OTCMKTS: FORU), China Yanyuan Yuhui National Education Group, Inc. (OTCMKTS: YYYH), Pan Global Corp. (OTCMKTS: PGLO), Shengtang International, Inc. (OTCMKTS: SHNL), Alternaturals, Inc. (OTCMKTS: ANAS), USA Recycling Industries, Inc. (OTCMKTS: USRI), Tele Group Corp., Xenoics Holdings, Inc. (OTCMKTS: XNNHQ), Richland Resources International Group, Inc. (OTCMKTS: RIGG), AI Technology Group, Inc., Reliance Global Group, Inc. (NASDAQ: RELI), Melt, Inc., Ketdarina Corp., 3D MarkerJet, Inc. (OTCMKTS: MRJT), Lvpai Group Ltd., Gushen, Inc., FHT Future Technology Ltd., Inspired Builders, Inc., Houmu Holdings Ltd. (OTCMKTS: HOMU), Born, Inc. (OTCMKTS: BRRN), Changsheng International Group Ltd., Sollensys Corp. (OTCMKTS: SOLS), Guozi Zhongyu Capital Holdings Co. (OTCMKTS: GZCC) and Cang Bao Tian Xia International Art Trade Center, Inc. Mr. Lazar currently serves as an Advisor to PROMAX Investments LLC, a position he has held since July 2022, and as an Ambassador at Large for the Arab African Council for Integration and Development, since March 2022. Based on Mr. Lazar’s diverse knowledge of financial, legal and operations management, public company management, accounting, audit preparation, due diligence reviews and SEC regulations, our Board believes that Mr. Lazar has the appropriate set of skills to serve as a member of the Board.

Matthew C. McMurdo, Esq. (51) currently serves as Managing Member of McMurdo Law Group, LLC, a corporate and securities law practice, since 2010. Previously, Mr. McMurdo was a Partner at Nannarone & McMurdo, LLP, a boutique law firm, from 2008 to 2010. In addition, Mr. McMurdo served as General Counsel of Berkley Asset Management LLC, the general partner of a real estate fund focused on opportunistic and distressed real estate assets, from 2011 to 2013. Mr. McMurdo holds a B.S. in Finance from Lehigh University and a J.D., cum laude, from Benjamin N. Cardozo School of Law. Based on Mr. McMurdo’s extensive experience in corporate and securities law and advising many public companies on federal securities law, our Board believes that Mr. McMurdo has the appropriate set of skills to serve as a member of the Board.

David Natan (69) currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, since 2007. In addition, Mr. Natan currently serves as Executive Vice President and Chief Financial Officer for Airborne Motorworks, Inc., a privately-held aerospace transportation company, since April 2020. From February 2010 to May 2020, Mr. Natan served as Chief Executive Officer of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Prior to that, Mr. Natan served in various roles of increasing responsibility with Deloitte & Touche LLP, a global consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Global Diversified Marketing Group, Inc. (OTCMKTS: GDMK), a manufacturer, marketer and distributor of food and snack products, since February 2021 and serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (NASDAQ: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Previously, Mr. Natan served as Chairman of the Board of Directors of ForceField Energy, Inc., from April 2015 to May 2020, and as a member of the Board of Directors of Global Technovations, Inc., from December 1999 to December 2001. Mr. Natan holds a B.A. in Economics from Boston University. Based on Mr. Natan’s extensive experience, our Board believes that Mr. Natan has the appropriate set of skills to serve as a member of the Board.

Directors Not Standing for Re-Election

Joseph A. Akers (77) was employed in various capacities by Bayer Corporation, Bayer Healthcare and certain related entities until his retirement in 2008, including as president of the Hematology/Cardiology Business Unit from 2004 to 2007, president and chief executive officer of Bayer Business and Corporate Services from July 2002 through 2003 and executive vice president and chief administrative and financial officer from 1999 to July 2002. Mr. Akers received a B.S. in marketing and an M.B.A. in finance from the University of California at Berkeley. Mr. Akers is not standing for re-election as a director at the Annual Meeting.

M. David MacFarlane, Ph.D. (82) served as Vice President and Responsible Head of Regulatory Affairs of Genentech, Inc. from 1989 until his retirement in August 1999. Prior to joining Genentech, Inc., he served in various positions with Glaxo Inc., last as Vice President of Regulatory Affairs. Dr. MacFarlane is not standing for re-election as a director at the Annual Meeting.

James R. McNab, Jr. (78) has served since June 2014 as chief executive officer of JT Pharmaceuticals, Inc., a privately-held drug discovery company he founded. From 2009 until December 2019, Mr. McNab served as executive chairman of FirstString Research, Inc., a privately-held biopharmaceutical company. Mr. McNab has co-founded several privately-held companies, including Sontra Medical Corporation, a drug delivery company, and Parker Medical Associates, a manufacturer and worldwide supplier of orthopedic and sports-related products. He received a B.A. in economics from Davidson College and an M.B.A. from the University of North Carolina at Chapel Hill. Mr. McNab is not standing for re-election as a director at the Annual Meeting.

Marc Rubin, M.D. (67) served as our president and chief executive from October 2007 until December 2008 and was re-engaged as our executive chairman in May 2009. Until February 2007, Dr. Rubin served as head of global research and development for Bayer Schering Pharma, as well as a member of the Executive Committee of Bayer Healthcare and the Board of Management of Bayer Schering Pharma. Prior to the merger of Bayer Pharmaceuticals and Schering AG in June 2006, Dr. Rubin was a member of the Executive Board of Schering AG since joining the Company in October 2003, as well as chairman of Schering Berlin Inc. and President of Berlex Pharmaceuticals, a division of Schering AG. From 1990 until August 2003, Dr. Rubin was employed by GlaxoSmithKline where he held positions of increasing responsibility in global clinical and commercial development overseeing programs in the United States, Europe, Asia and Latin America. From 2001 through 2003, he was senior vice president of Global Clinical Pharmacology & Discovery Medicine. Dr. Rubin holds an M.D. from Cornell University Medical College. Dr. Rubin currently serves on the board of directors of Curis Inc. and Galectin Therapeutics. Dr. Rubin is not standing for re-election as a director at the Annual Meeting.

As indicated above, each of our director nominees has extensive management and operational experience in one or more facets of the pharmaceutical industry, including research, product development, clinical and regulatory affairs, manufacturing and sales and marketing, providing the Company with the leadership needed by a biotechnology company in all stages of its development.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

DIRECTOR COMPENSATION

The following table summarizes compensation that our non-employee directors earned during the fiscal years ended 2021 and 2022 for services as members of our Board and Board committees.

Name	Year	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Options Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph A. Akers(2)	2022	$62,500	(3)	-	$8,859	-	-	-	$71,359
	2021	62,500		-	82,334	-	-	-	144,834
Avraham Ben-Tzvi(3)	2022	24,375		-	-	-	-	-	24,375
	2021	-		-	-	-	-	-	-
Peter L. Chasey	2022	20,625	(4)	-	-	-	-	-	20,625
	2021	-		-	-	-	-	-	-
Eric Greenberg	2022	22,500	(4)	-	-	-	-	-	22,500
	2021	-		-	-	-	-	-	-
M. David MacFarlane(5)	2022	61,250	(3)	-	8,859	-	-	-	70,109
	2021	62,500		-	82,334	-	-	-	144,832
Matthew C. McMurdo	2022	18,750	(4)	-	-	-	-	-	18,750
	2021	-		-	-	-	-	-	-
James R. McNab, Jr.(6)	2022	62,500	(4)	-	8,859	-	-	-	71,359
	2021	62,500		-	82,334	-	-	-	144,832
David Natan	2022	23,438	(4)	-	-	-	-	-	23,438
	2021	-		-	-	-	-	-	-

(1)	Amounts shown represent the grant date fair value computed in accordance with FASB ASC 718. The assumptions used by us with respect to the valuation of option grants and stock awards are set forth in the 2022 10-K under Note 8 to the financial statements.
(2)	The aggregate number of option awards held at December 31, 2022 and December 31, 2021 was 35,207 and 25,207, respectively.
(3)	Amounts shown do not include legal fees paid by the Company to the law firm operated by Mr. Ben-Tzvi.
(4)	The amounts reported in the “Fees Earned or Paid in Cash” column for 2022 represent directors fees earned for 2022 that have been deferred to 2023 at the director’s election.
(5)	The aggregate number of option awards held at December 31, 2022 and December 31, 2021 was 35,220 and 25,251, respectively.
(6)	The aggregate number of option awards held at December 31, 2022 and December 31, 2021 was 35,207 and 25,207, respectively.

The above table does not include options granted to certain directors on August 15, 2022 and September 15, 2022, as these options are conditioned on the approval by the Company’s stockholders of an increase in the authorized number of shares available for issuance under the 2015 Plan under Proposal No. 2.

There were no options exercised by members of our Board during 2021 or 2022.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation earned for 2021 and 2022 by our named executive officers for services provided to us.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Options Awards ($)(1)	Stock Awards ($)(1)	All Other Compensation ($)	Total Compensation ($)
Marc Rubin, MD(2)	2022	$204,083	(3)	$-	$57,582	$-	$164,583	$426,248
Executive Chairman	2021	$390,244		$-	$490,003	$-	$-	$884,247

David Lazar	2022	$152,250		$-	$-	$-	$-	$152,250
Chief Executive Officer(4)

Katherine Beebe DeVarney, Ph.D.	2022	$308,000	(3)	$-	$54,340	$-	$-	$362,340
President and Chief Operating Officer	2021	$383,641		$-	$490,003	$-	$-	$877,644

(1)	Amounts shown represent the grant date fair value computed in accordance with FASB ASC 718. The assumptions used by us with respect to the valuation of option grants and stock awards are set forth in the 2022 10-K under Note 8 to the financial statements.
(2)	Dr. Rubin’s employment was terminated in August 2022. He will receive severance payments through July 2023. He received approximately $165,000 related to severance payments during 2022.
(3)	On June 15, 2022, we implemented a plan to reduce expenses and conserve capital that included a company-wide reduction in salaries and a scale back of certain operating expenses. The cost-savings measures are being undertaken to enable us to maintain sufficient resources as it works with its advisors on potential strategic alternatives for maximizing shareholder value. As part of the aforementioned plan, Dr. Rubin and Dr. Beebe DeVarney each agreed to waive 40% of their base salaries until December 15, 2022.
(4)	On December 14, 2022, we entered into an employment agreement with Mr. Lazar pursuant to which Mr. Lazar was hired to serve as our Chief Executive Officer, effective August 16, 2022.

Employee Benefits Plans

The principal purpose of our stock incentive plans is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The stock option plans provide for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards.

2014 Incentive Plan

In February 2014, we adopted the 2014 Incentive Plan (the “2014 Plan”) pursuant to which 2,526 shares of our common stock were authorized for issuance to employees, directors, officers, consultants and advisors. On the Record Date, options to purchase 1,679 shares of our common stock were outstanding under the 2014 Plan.

2015 Omnibus Equity Incentive Plan

In June 2015, we adopted the 2015 Plan. The 2015 Plan, as amended, currently authorizes a total of 1,000,000 shares of our common stock for issuance to employees, directors, officers, consultants and advisors. On the Record Date, options to purchase 910,568 shares of our common stock were outstanding under the 2015 Plan. Our Board has approved, subject to stockholder approval, the amendment and restatement of the 2015 Plan to (i) increase the total number of shares authorized under the 2015 Plan from 1,000,000 to 2,500,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 150,000 to 200,000. See “Proposal No. 2. Approval of Amended and Restated Plan.”

Outstanding Equity Awards At Fiscal Year-End

The following table summarizes the number of securities underlying plan awards for each named executive officer as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable	Exercise Price ($)	Expiration Date
Marc Rubin, M.D.	203	-	594.00	3/16/2025
	506	-	918.00	12/14/2025
	440	-	918.00	02/02/2026
	390	-	702.00	02/13/2027
	946	-	174.60	03/07/2028
	2,779	-	52.50	4/2/2029
	150,000	-	4.02	2/10/2031
	65,000	-	1.18	01/05/2032
Katherine Beebe DeVarney, Ph.D.	142	-	594.00	3/16/2025
	223	-	46.58	12/14/2025
	223	-	46.58	2/13/2027
	945	-	174.60	3/7/2028
	150,000	-	4.02	2/10/2031
	55,000	-	1.18	01/05/2032

The following table summarizes the number of securities underlying plan awards for each named executive officer as of December 31, 2021.

	Option Awards
Name	Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable	Exercise Price ($)	Expiration Date
Marc Rubin, M.D.	253	-	1,137.60	1/3/2022
	203	-	594.00	3/16/2025
	506	-	918.00	12/14/2025
	440	-	918.00	02/02/2026
	390	-	702.00	02/13/2027
	946	-	174.60	03/07/2028
	2,779	-	52.50	4/2/2029
	91,667	58,333	4.02	2/10/2031
Katherine Beebe DeVarney, Ph.D.	152	-	46.58	1/3/2022
	142	-	594.00	3/16/2025
	223	-	46.58	12/14/2025
	223	-	46.58	2/13/2027
	945	-	174.60	3/7/2028
	91,667	58,333	4.02	2/10/2031

In January 2022, Dr. Rubin and Dr. Beebe DeVarney were granted options to purchase 65,000 and 55,000 shares of common stock, respectively. The options were to vest over 24 months with 50% of the awarded options vesting on the six-month anniversary of the grant date with the remaining balance vesting over the remaining eighteen months.

On August 15, 2022, a Special Meeting of Stockholders was held at the request of Activist Investing, LLC, or Activist, to increase the size of our Board from five members to eleven members and to elect Activist’s slate of six nominees to serve as directors in addition to the existing five Board members. As a result of the change of control, all unvested options granted under the 2015 Plan prior to August 15, 2022, immediately became vested.

On September 15, 2022, the Board granted Dr. Beebe DeVarney, subject to the receipt of stockholder approval, options to purchase 100,000 shares of common stock at an exercise price of $1.31 per share, such price being the closing price of our common stock and the fair market value as defined under the 2015 Plan on the September 15, 2022 grant date. The options vest in twelve equal monthly allotments through the first anniversary of the grant date. In the event of a change of control (as defined under the 2015 Plan), any outstanding unvested options will automatically vest and become exercisable on the date of such change of control in accordance with the terms of the 2015 Plan.

There were no options exercised by our named executive officers during 2021 or 2022.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The compensation committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the compensation committee determines that doing so is in our best interests. We sponsor a tax qualified defined contribution 401(k) plan in which Dr. Rubin and Dr. Beebe DeVarney participated.

Employment Agreements

On April 1, 2019, we entered into an employment agreement with Dr. Rubin providing for a base annual salary of $325,000. The employment agreement contains the following terms:

●	Bonuses. The executive may, at the sole discretion of the board of directors or the compensation committee, be considered for an annual bonus of up to 50% of his then base salary, payable in cash or awards under the Company’s equity incentive plan.

●	Term; Termination. The employment agreement has a two-year term but may be terminated by the Company for any reason at any time. In the event of termination by the Company without Cause or his resignation for Good Reason, not in connection with a Change of Control (as those terms are defined in such agreements), the executive is entitled to (i) severance in the form of continuation of his base salary for 12 months, (ii) a pro rata portion of any annual bonus, (iii) 12 months of COBRA payments, and (iv) the immediate accelerated vesting of any unvested restricted shares and stock options. In the event such a termination is within 30 days prior to or six months following a change of control, the executive is entitled to an additional six months of COBRA payments.

●	Restrictive Covenants. The employment agreement contains 12-month post-termination noncompetition and non-solicitation provisions.

●	Clawback. The employment agreement contains a two-year post-termination clawback of bonuses and equity compensation in the event of a restatement of financial results upon which such benefits were based.

In November 2018, we entered into an employment agreement with Dr. Beebe DeVarney providing for a base annual salary of $365,000. The employment agreement contains the following terms:

●	Bonuses. The executive may, at the sole discretion of the board of directors or the compensation committee, be considered for an annual bonus of up to 50% of her then base salary, payable in cash or awards under the Company’s equity incentive plan.

●	Term; Termination. The employment agreement may be terminated by the Company for any reason at any time. In the event of termination by the Company without Cause or their resignation for Good Reason, not in connection with a Change of Control (as those terms are defined in such agreement), the executive is entitled to (i) severance in the form of continuation of her base salary for 12 months, (ii) a pro rata portion of any annual bonus, (iii) 12 months of COBRA payments, and (iv) the immediate accelerated vesting of any unvested restricted shares and stock options.

●	Restrictive Covenants. The employment agreements contain 12-month post-termination noncompetition and non-solicitation provisions.

In February 2021, Dr. Rubin’s and Dr. Beebe DeVarney’s employment agreements were amended to provide for annual salaries of $395,000 and $385,000, respectively, and the term of Dr. Rubin’s agreement was extended to September 30, 2021. In October 2021, Dr. Rubin’s agreement was further extended to December 31, 2022. Dr. Rubin’s employment was terminated in August 2022. In March 2023, Dr. Beebe DeVarney’s employment agreement was amended to provide that her base salary shall accrue until such time as the Company secured a strategic alternative transaction that provided the Company with sufficient funds to pay the accrued and unpaid base salary.

On August 2, 2022, the compensation committee of the Board implemented a retention plan (the “Retention Plan”) in recognition of the change in the composition of the Board following the special meeting of the Company’s stockholders (the “Special Meeting”) on August 15, 2022. The purpose of the Retention Plan is to help ensure a smooth transition, including the continuation of service by the Company’s current employees and directors following the Special Meeting, while the newly reconstituted Board explores and evaluates strategic alternatives to maximize the value of the Company’s assets and enhance stockholder value.

As part of the Retention Plan, the employment agreements with Dr. Rubin and Dr. Beebe DeVarney were amended to (i) accelerate the vesting of their options following the reconstitution of the Board; and (ii) remove from the definition of “Good Reason” the current proviso that a change in the executive’s title would not necessarily constitute Good Reason. The agreement with Dr. Rubin was also amended to state that the term of his employment shall continue until it is terminated in accordance with the existing provisions of such agreement. All other agreement terms remained substantially the same. Following the Special Meeting, Mr. Lazar replaced Dr. Rubin as the Chief Executive Officer of the Company. Dr. Rubin is not standing for re-election as a director at the Annual Meeting.

On December 14, 2022, we entered into an employment agreement with Mr. Lazar providing for a base annual salary of $406,000. The employment agreement contains the following terms:

●	Bonuses. Mr. Lazar will be eligible to receive an annual bonus, with a target of fifty percent (50%) of his base salary. In addition, Mr. Lazar will be eligible for three performance bonuses on an annual basis, payable in (i) cash and/or (ii) restricted stock under the Plan, each equal to fifty percent (50%) of his base salary, which shall be dependent on the achievement by the Company of certain milestones. Furthermore, in the event of a Change of Control (as defined in the Mr. Lazar’s employment agreement), the Company shall pay Mr. Lazar a bonus equal to three percent (3%) of the increased valuation of the surviving corporation resulting from such Change of Control.

●	Term; Termination. The employment agreement has a three-year term but may be terminated by the Company for any reason at any time. In the event of termination by the Company without Cause or his resignation for Good Reason, not in connection with a Change of Control (as those terms are defined in such agreements), the executive is entitled to (i) severance in the form of continuation of his base salary for the greater of a period of 12 months or the remaining term, (ii) payment of executive’s annual medical and dental reimbursement for a period of 12 months, (iii) a pro rata portion of any annual or performance bonus, and (iv) the immediate accelerated vesting of any unvested restricted shares and stock options.

●	Restrictive Covenants. The employment agreement contains 12-month post-termination noncompetition and non-solicitation provisions.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding our equity compensation plans that were in effect as of December 31, 2021 and December 31, 2022:

Plan category		Number of securities to be issued upon exercise of outstanding options, warrant and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders	2022	925,738	$7.29	74,262
	2021(1)	680,388	11.55	320,296
Equity compensation plans not approved by security holders	2022(2)	1,189	$541.80	-
	2021(3)	1,272	534.02	-
Total	2022	926,927	$7.97	74,262
	2021	681,660	12.53	320,936

(1)	In January 2021, our stockholders approved an amendment to the 2015 Plan to increase the number of authorized shares to 1,000,000 shares.
(2)	Includes 1,189 non-qualified stock options granted to employees, directors and consultants under our 2014 Plan.
(3)	Includes 1,272 non-qualified stock options and restricted share awards granted to employees, directors and consultants under our 2014 Plan.

Pay Versus Performance

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the fiscal years ended December 31, 2022 and 2021, as such compensation relates to our financial performance for each such fiscal year.

	Marc Rubin		David Lazar
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Summary Compensation Table Total for Non-PEO NEOs(3)	Compensation Actually Paid to Non-PEO NEOs(3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss
2022	$426,248	$429,495	$152,250	$152,250	$362,340	$361,412	$23.80	$(10,206,000)
2021	$884,247	$578,213	$-	$-	$877,644	$578,101	$31.00	$(8,776,000)

(1)	During 2022, our Chief Executive Officer was Marc Rubin through August 15, 2022, and David Lazar was appointed as our Chief Executive Officer and PEO effective as of August 15, 2022. During 2021, our PEO was Dr. Rubin.
(2)	Represents the amount of “compensation actually paid” to Dr. Rubin, as computed in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation determine the compensation actually paid.

Dr. Rubin	2022 ($)	2021 ($)
Summary Compensation Table Total	$426,248	$884,247
Less, value of Stock Awards reported in Summary Compensation Table	(57,782)	(490,003)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	-	39,486
Plus, fair value of outstanding and vested equity awards granted in the year	49,514	144,534
Plus, year over year change in fair value of equity awards granted in prior years that vested in the year	11,515	-
Compensation Actually Paid to Dr. Rubin	$429,495	$578,264

(3)	The non-PEO NEO in both the 2022 and 2021 reporting years was Katherine Beebe DeVarney, Ph.D.
(4)	Represents the amount of “compensation actually paid” to Dr. Beebe DeVarney, as computed in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation determine the compensation actually paid.

Dr. Beebe DeVarney	2022	2021
Summary Compensation Table Total	$362,340	$877,644
Less, value of Stock Awards reported in Summary Compensation Table	(54,340)	(490,003)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	-	39,486
Plus, fair value of outstanding and vested equity awards granted in the year	41,896	144,534
Plus, year over year change in fair value of equity awards granted in prior years that vested in the year	11,515	-
Compensation Actually Paid to Dr. Beebe DeVarney	$361,411	$571,661

(5)	Total Shareholder Return (“TSR”) assumes $100 was invested on December 31, 2020.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in “Executive Compensation” above, our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, all measures are not presented in the Pay Versus Performance table. Moreover, we generally seek to incentivize long-term performance and, therefore, do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table. The following charts set forth the relationship between compensation actually paid and our cumulative TSR and between compensation actually paid and our net income.

Compensation Actually Paid Versus TSR
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Compensation Actually Paid
$35
$30
$25
$20
$15
$10
$5
$0
Cummulative TSR
2021
2022
Axis Title
Mr. Lazar
Dr. Rubin
Non-PEO NEO
Cummulative TSR

Compensation Actually Paid Versus Net Income (Loss)
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Compensation Actually Paid
$0
-$2,000,000
-$4,000,000
-$6,000,000
-$8,000,000
-$10,000,000
-$12,000,000
Net Income (Loss)
2021
2022
Axis Title
Mr. Lazar
Dr. Rubin
Non-PEO NEO
Net Income

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED PLAN

In August 2022, the Board adopted, subject to the receipt of stockholder approval, the Amended and Restated Plan to (i) increase the total number of shares authorized for issuance thereunder from 1,000,000 to 2,500,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 150,000 to 200,000.

On August 15, 2022, in connection with their election to the Board at the Special Meeting, the Board granted each of Avraham Ben-Tzvi, Peter L. Chasey, Eric Greenberg, Matthew C. McMurdo and David Natan, subject to the receipt of stockholder approval, options to purchase 25,000 shares of our common stock at an exercise price of $1.52 per share, such price being the closing price of our common stock and the fair market value as defined under the 2015 Plan on the August 15, 2022 grant date (the “August Options”).

On September 15, 2022, the Board granted each of Dr. Beebe DeVarney and Messrs. Akers, McNab, MacFarlane, Ben-Tzvi, Chasey, Greenberg, McMurdo and Natan, subject to the receipt of stockholder approval, options to purchase 100,000 shares our common stock at an exercise price of $1.31 per share, such price being the closing price of our common stock and the fair market value as defined under the 2015 Plan on the September 15, 2022 grant date (the “September Options” and together with the August Options, the “Options”).

The Options vest in twelve equal monthly allotments through the first anniversary of the respective grant dates. In the event of a change of control (as defined under the 2015 Plan), any outstanding unvested Options will automatically vest and become exercisable on the date of such change of control in accordance with the terms of the 2015 Plan.

The Options are conditioned only on the approval by the Company’s stockholders of an increase in the authorized number of shares available for issuance under the 2015 Plan under this Proposal No. 2. As a result, if Proposal No. 2 is approved, the Options described above will continue, and if Proposal No. 2 is not approved, the Options will be cancelled and deemed void.

The purpose of the Amended and Restated Plan is to assist us in attracting and retaining the key personnel we believe we need to conduct our research and development activities while maintaining cost-cutting measures necessary to fund our operations with our limited available capital. The Amended and Restated Plan will only become effective upon our receipt of stockholder approval of this Proposal No. 2.

General Description of the Amended and Restated Plan

The following is a summary of the material provisions of the Amended and Restated Plan and is qualified in its entirety by reference to the complete text of the Amended and Restated Plan, a copy of which is attached to this Proxy Statement as Annex A.

Administration. The Amended and Restated Plan is administered by the compensation committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the compensation committee has complete discretion, subject to the express limits of the Amended and Restated Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the Amended and Restated Plan.

Grant of Awards; Shares Available for Awards. The Amended and Restated Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of Titan or its affiliates. We have reserved a total of 1,000,000 shares of common stock for issuance as or under awards to be made under the Amended and Restated Plan. As of the Record Date, awards covering an aggregate of 910,568 shares of common stock were outstanding under the 2015 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan. The number of shares of common stock authorized for issuance under the 2015 Plan is currently 1,000,000, and the number of shares of common stock for which awards may be granted to a participant who is an employee in any calendar year is currently limited to 150,000 shares. The Amended and Restated Plan, if approved by our stockholders, will (i) increase total the number of shares authorized for issuance under the Amended and Restated Plan from 1,000,000 to 2,500,000 and (ii) increase the number of shares of common stock that may be granted as awards to any individual in a single year from 150,000 to 200,000. All information regarding share numbers gives effect to a 1-for-30 reverse stock split effected on November 30, 2020.

As of the Record Date, there were 13 employees and directors entitled to receive stock options and/or shares of restricted stock under the Amended and Restated Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the Amended and Restated Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance. As of the Record Date, the Company’s stock price as reported by Nasdaq was $0.78.

Stock Options. The Amended and Restated Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our common stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as an NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the Amended and Restated Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards. Performance shares and performance unit awards entitle the participant to receive cash or shares of our common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of our common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award under the Amended and Restated Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to Titan or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Repricing Prohibited. Without stockholder approval or as a result of a change in control, the compensation committee does not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding option or stock appreciation right, or to grant any new award or make any payment of cash in substitution for or upon the cancellation of options and/or stock appreciation rights previously granted.

Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the Amended and Restated Plan, and amend, suspend or terminate the Amended and Restated Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the Amended and Restated Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Certain Federal Income Tax Consequences of the Amended and Restated Plan

The following is a general summary of certain federal income tax consequences under current U.S. tax law to Titan and to participants in the Amended and Restated Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares of the Company’s common stock. For purposes of this summary it is assumed that U.S. Participants will hold their shares of the Company’s common stock received under the Amended and Restated Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Amended and Restated Plan, or shares of the Company’s common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Amended and Restated Plan or shares of the Company’s common stock issued thereunder pursuant to the Amended and Restated Plan.

NQSOs. A U.S. Participant generally does not recognize taxable income upon the grant of an NQSO. Upon the exercise of an NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of an NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

ISOs. A U.S. Participant does not recognize taxable income upon the grant of an ISO. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income (except for purposes of the alternative minimum tax as discussed below). If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, with any remaining gain or loss being treated as capital gain or capital loss. The Company is generally entitled to deduct such amount that the U.S. participant recognizes as ordinary income. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

SARs. A U.S. Participant generally does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

Performance Shares. A U.S. Participant generally does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

Performance Units. A U.S. Participant generally does not recognize taxable income upon the receipt of a performance unit award until a cash payment is treated as received for income tax purposes. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash treated as received, and the Company will generally be entitled to deduct such amount at such time.

Restricted Stock Units. A U.S. Participant generally does not recognize taxable income upon the receipt of a restricted stock unit award until a cash payment is treated as received for income tax purposes. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash treated as received, and the Company will generally be entitled to deduct such amount at such time.

Distribution Equivalent Rights. A U.S. Participant generally does not recognize taxable income upon the receipt of a distribution equivalent right award until a cash payment is treated as received for income tax purposes. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash treated as received, and the Company will generally be entitled to deduct such amount at such time.

Restricted Stock. A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code, within 30 days of being granted an award of restricted stock, to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

Unrestricted Stock. A U.S. Participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

Section 409A of the Code. Certain types of awards under the Amended and Restated Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. If an award is subject to, but does not comply with the requirements of, Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. In the event that the compensation committee determines that any award may be subject to Section 409A of the Code, the Amended and Restated Plan and any applicable awards may be modified to exempt the awards from Section 409A of the Code or comply with the requirements of Section 409A of the Code.

Section 162(m) of the Code. Section 162(m) of the Code disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for “covered employees.” Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), compensation that qualified as “performance-based” under Section 162(m) of the Code was exempt from this deduction limitation. The 2017 Tax Act eliminated this exception for performance-based compensation for tax years beginning after December 31, 2017. The 2017 Tax Act includes a limited grandfather provision, pursuant to which remuneration that is provided pursuant to a written binding contract in effect on November 2, 2017, and which has not been modified in any material respect on or after that date, may remain eligible for the exception for performance-based compensation under Section 162(m) of the Code (as in effect prior to the 2017 Tax Act). The compensation committee, to the extent available, intends to treat qualified “performance-based” compensation that is grandfathered under the 2017 Tax Act as deductible compensation. However, the compensation committee retains the discretion and flexibility to award compensation that is not deductible under Section 162(m) of the Code.

New Plan Benefits

It is not possible to determine specific amounts that may be awarded in the future under the Amended and Restated Plan because grants of awards under the Amended and Restated Plan are at the discretion of the Compensation Committee.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED PLAN.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In conjunction with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement.

As described in detail under the heading “Executive Compensation,” our executive compensation programs are designed to attract and retain highly qualified leadership personnel, providing them attractive long-term career opportunities. Our compensation philosophy is to provide executives with a competitive total compensation package which motivates superior job performance, the achievement of our business objectives, and the enhancement of shareholder value. Please read the disclosure beginning on page 12 for a detailed description and analysis of our executive compensation programs, including information about the fiscal years 2021 and 2022 compensation of our named executive officers.

It is the philosophy of the Board to align the interests of our executive officers and stockholders by integrating the executives’ compensation opportunities with our long-term corporate strategic and financial objectives. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other early stage biotechnology companies, particularly those of similar size and those in our geographic areas. Our compensation committee sets overall compensation at a level it believes to be fair, based upon an analysis of the individual executive’s experience and past and potential contributions to us.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

Although this say-on-pay advisory vote is non-binding, the Board and the compensation committee value the opinions of our stockholders and will review the results of this vote and consider such results when making future decisions related to executive compensation.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee has selected WithumSmith+Brown, PC (“Withum”) to serve as our independent accountants for the year ending December 31, 2023. In July 2021, in connection with Withum’s acquisition of certain assets of OUM & Co. LLP (“OUM”), OUM provided their resignation as the Company’s independent registered public accounting firm and the Company, with the approval of the audit committee, consented to the assignment and assumption of OUM’s engagement with the Company to Withum. A representative of Withum is expected to be present by teleconference at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders and, accordingly, the vote will not be binding on our Board or the Company. However, if stockholders fail to ratify the appointment, the audit committee will reconsider its appointment of Withum.

The following tables set forth the aggregate accounting fees paid by us to Withum or OUM, as applicable, for the past three fiscal years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Audit Fees	$301,079	$297,850	$385,546
Audit-Related Fees	-	-	-
Tax Fees	45,720	48,850	47,560
Total	346,799	$346,700	$433,106

Audit Fees — This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years, including consents and comfort letters.

Audit-Related Fees — This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees — This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees — During the years ended December 31, 2022, 2021 and 2020, Withum (and by OUM prior to its acquisition by Withum) did not incur any fees for other professional services.

The audit committee reviewed and approved all audit and non-audit services provided by Withum (and by OUM prior to its acquisition by Withum) and concluded that these services were compatible with maintaining its independence. The audit committee approved the provision of all non-audit services by Withum and OUM.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the audit committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to us by our independent auditor.

Prior to the engagement of the independent auditors for any fiscal year’s audit, management submits to the audit committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent auditors during that fiscal year. The audit committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the audit committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The audit committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the audit committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The audit committee will not grant approval for:

●	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to us;

●	provision by the independent auditors to us of strategic consulting services of the type typically provided by management consulting firms; or

●	the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the tax treatment of which may not be clear under the Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of our financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of Titan who is in an accounting role or financial reporting oversight role must be approved by the audit committee on a case-by-case basis where such services are to be paid for by us, and the audit committee will be informed of any services to be provided to such individuals that are not to be paid for by us.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the audit committee will consider all relevant facts and circumstances, including the following four basic guidelines:

●	whether the service creates a mutual or conflicting interest between the auditor and us;

●	whether the service places the auditor in the position of auditing his or her own work;

●	whether the service results in the auditor acting as management or an employee of the Company; and

●	whether the service places the auditor in a position of being an advocate for the Company.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUM TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2021, there were no related party transactions in which the amount involved exceeded $120,000.

In January 2022, we entered into an agreement with JT Pharmaceuticals, Inc. (“JT Pharma”), a company for which James R. McNab, Jr., a member of our Board, serves as chief executive officer, to clarify certain provisions of the October 2020 Asset Purchase Agreement (the “JT Agreement”), pursuant to which we agreed that the proof-of-concept milestone provided for in the JT Agreement was achieved, made a payment of $100,000 and issued 51,021 shares of our common stock to JT Pharma.

In September 2022, we entered into an engagement with a law firm operated by Avraham Ben-Tzvi, one of our Board members, for the provision of legal services.

Our Board is charged with reviewing and approving all potential related party transactions and, in accordance with its charter, the audit committee reviews and provides oversight of related-person transactions, as required by stock exchange rules and regulations.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2022 and 2021.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, the Notice of Internet Availability, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mail, officers and regular employees of Titan may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Titan’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.

We will only deliver one Notice of Internet Availability or Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Proxy Statement for the next Annual Meeting of Stockholders (the “Next Annual Meeting”) (pursuant to Rule 14a-8 promulgated under the Exchange Act) must be directed to the Corporate Secretary, Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 and must be received by January 19, 2024. Stockholder proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the Proxy Statement. As to any proposal submitted for presentation at the Next Annual Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the Next Annual Meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before April 3, 2024.

In addition to the notice and information requirements contained in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 30, 2024 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

By Order of the Board of Directors

/s/ David E. Lazar
David E. Lazar
Chief Executive Officer

Dated: May 18, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF TITAN
PHARMACEUTICALS, INC.
TO BE HELD ON JUNE 29, 2023

The undersigned appoints David E. Lazar and Katherine Beebe DeVarney, Ph.D., and each of them, attorneys and agents with full power of substitution, is hereby authorized to vote all of the shares of common stock of Titan Pharmaceuticals, Inc. (the “Company”) which the undersigned would be entitled to vote, if personally present, at the upcoming Annual Meeting of Stockholders of the Company scheduled to be held at the offices of Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019 on Thursday, June 29, 2023 at 9:00 a.m. (EST) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Meeting and Proxy Statement and a copy of the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2022.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” WITH RESPECT TO PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The board of directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:	Avraham Ben-Tzvi Katherine Beebe DeVarney, Ph.D. Peter L. Chasey Eric Greenberg David E. Lazar Matthew C. McMurdo David Natan

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2.	APPROVAL of the AMENDED AND RESTATED 2015 PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	approval of our executive compensation (say-on-pay)

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: _________________, 2023

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Annex A

TITAN PHARMACEUTICALS, INC.
FORM OF

FOURTH AMENDED AND RESTATED
2015 OMNIBUS EQUITY INCENTIVE PLAN

As Amended [●], 2023

ARTICLE I
PURPOSE

The purpose of this Titan Pharmaceuticals, Inc. 2015 Omnibus Equity Incentive Plan (the “Plan”) is to benefit Titan Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and its stockholders, by assisting the Company to attract, retain and provide incentives to key employees and directors of, and consultants to, the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1 “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2 “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.3 “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award.

2.4 “Board” shall mean the Board of Directors of the Company.

2.5 “Base Value” shall have the meaning given to such term in Section 14.2.

2.6 “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

Annex A-1

2.7 “Change of Control” shall mean: (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d) The approval by the holders of shares of Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(e) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9 “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.10 “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.11 “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.12 “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13 “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Distribution Equivalent Right.

Annex A-2

2.14 “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

2.15 “Effective Date” shall mean August 24, 2015 or such later date that the Plan is approved by the stockholders of the Company.

2.16 “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.19 “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.20 “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.21 “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.22 “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.23 “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.24 “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.25 “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.26 “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.27 “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.28 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

Annex A-3

2.29 “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.30 “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.31 “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.32 “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.33 “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.34 “Plan” shall mean this Titan Pharmaceuticals 2015 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.35 “Qualified Performance-Based Award” shall mean an Award that is intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

2.36 “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.37 “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.38 “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.39 “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.40 “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.41 “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.42 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.43 “Shares” or “Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.44 “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

Annex A-4

2.45 “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.46 “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.47 “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.48 “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.49 “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.50 “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.51 “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.52 “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date.

ARTICLE IV
ADMINISTRATION

4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall consist solely of two (2) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 (“Non-Employee Directors”) and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Annex A-5

4.2 Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests (including acceleration of vesting), (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4 Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1 Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of Shares that may be issued under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards granted to any one person during any calendar year, shall be Two Hundred Thousand (200,000) Shares (subject to adjustment in the same manner as provided in Article XV with respect to Shares subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code, any Shares subject to Options or Stock Appreciation Rights that are canceled or re-priced.

5.2 Types of Shares. The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

Annex A-6

ARTICLE VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1 Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2 Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(a) The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(i) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death. Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

(b) In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

6.3 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4 Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

Annex A-7

ARTICLE VII
OPTIONS

7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the Effective Date. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

7.5 Option Price and Payment. The price at which an Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

Annex A-8

7.6 Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7 Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8 Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.1 Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2 Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. Shares awarded pursuant to a Restricted Stock Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Annex A-9

ARTICLE IX
UNRESTRICTED STOCK AWARDS

9.1 Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2 Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3 Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

10.1 Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2 Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

10.3 Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

Annex A-10

ARTICLE XI
PERFORMANCE UNIT AWARDS

11.1 Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2 Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE STOCK AWARDS

12.1 Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

12.2 Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

Annex A-11

12.3 Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. If necessary to satisfy the requirements of Code Section 162(m), if applicable, the achievement of such Performance Goals shall be certified in writing by the Committee prior to any payment. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

13.1 Award. A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.

13.2 Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

13.3 Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
STOCK APPRECIATION RIGHTS

14.1 Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2 Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of an Share on the date of exercise, over (ii) the Base Value, multiplied by, (b)The number of Shares with respect to which the Stock Appreciation Right is exercised.

Annex A-12

14.3 Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

15.1 Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

15.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

Annex A-13

15.3 Other Events. In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Shares subject to any Award shall be rounded to the nearest whole number.

15.4 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.5 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.7 (re-pricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

Annex A-14

ARTICLE XVII
MISCELLANEOUS

17.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

17.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

17.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

17.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

17.5 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except by will or by the laws of descent and distribution. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative.

17.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

17.7 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Annex A-15

17.8 Section 162(m). The following conditions shall apply if it is intended that the requirements of Section 162(m) of the Code be satisfied such that Awards under the Plan which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code: Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various share market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum aggregate amount that may be paid in cash during any calendar year to any one person (measured from the date of any payment) with respect to one or more Awards payable in cash shall be Ten Million Dollars ($10,000,000).

17.9 Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

Annex A-16

17.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

17.11 Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

17.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

17.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

17.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

17.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

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